                                                                     EXHIBIT 9.1

                            EQUITY HOLDERS AGREEMENT


     This Equity Holders Agreement ("Agreement") is dated as of February 29, 1996 and is effective as of March 8, 1996 by and among FIRST NEW ENGLAND CAPITAL LIMITED PARTNERSHIP, having its principal place of business at 100 Pearl Street, Hartford, Connecticut 06103 ("First New England"), MORAMERICA CAPITAL CORP., having its principal place of business c/o InvestAmerica Investment Advisors, Inc., 101 Second Street S.E., Suite 800, Cedar Rapids, Iowa 52401 ("MorAmerica"), and NORTH DAKOTA SMALL BUSINESS INVESTMENT COMPANY A NORTH DAKOTA LIMITED PARTNERSHIP, having its principal place of business c/o InvestAmerica N.D. Management, Inc., 101 Second Street S.E., Suite 800, Cedar Rapids, Iowa 52401 ("NDSBIC") (First New England, MorAmerica and NDSBIC are hereinafter sometimes collectively referred to as the "Investors" and individually as an "Investor"), CENTRUM INDUSTRIES, INC., a Delaware corporation having its principal place of business at 6135 Trust Drive, Suite 104A, Holland, Ohio 43528 (the "Company"), and the individuals and entities whose signatures appear at the end of this Agreement (the "Existing Shareholders") (the Investors and the Existing Shareholders are hereinafter sometimes collectively referred to as the "Equity Holders").

                                    RECITALS

     The following facts set forth the background to this Agreement:

     A. Simultaneously with the execution of this Agreement, the Company is entering into a Note and Warrant Purchase Agreement with the Investors (the "Purchase Agreement") providing for the issuance by the Company to each Investor of an 11% Convertible Subordinated Note due March 31, 2001 (each a "Note", and collectively, the "Notes"), aggregating $2,500,000 in principal amount and one or more warrants (each a "Warrant", and collectively, the "Warrants") to purchase a certain number of the shares of common stock of the Company.

     B. As part of the transaction, the Company and the Investors are also entering into a Put Agreement (the "Put Agreement") relating to the transfer of the Warrants and the Securities (as such term is defined in the Put Agreement) between the Company and the Investors.

     C. The Company, the Investors and the Existing Shareholders desire to set forth certain understandings regarding the management of the Company and the transfers of Securities or other securities of the Company.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Company and the Investors agree as follows:

     1. Management of the Company

        1.1 (a) Each of the Equity Holders agrees that from and after the date hereof such Equity Holder will vote (or cause to be voted) all of the voting stock of the

Company owned or held of record by such Equity Holder in favor of the election and continuation in office of a Board of Directors consisting of not less than eight and not more than nine members, one (1) of which shall be designated by First New England (or its successors or assigns) and one (1) of which shall be designated jointly by MorAmerica and NDSBIC (or their respective successors and assigns). Each such designee shall, in the reasonable judgment of the Investor designating such designee, be qualified to serve on such Board of Directors.

        (b) The Company and the Equity Holders each agrees that it will use its best efforts to cause the election of any Board member designated by the Investors pursuant to Section 1.1(a) hereof (an "Investor Candidate") at each annual or special meeting of the Company's shareholders at which directors are to be elected, including but not limited to the following: (i) the Company shall cause the name of each Investor Candidate to be included in the slate of directors submitted to the Company's shareholders for approval at such annual or special meeting; and (ii) the Company shall, in its proxy solicitation materials and other communications to its shareholders in connection with such meeting, recommend that shareholders vote "for" each of the Investor Candidates.

        (c) The Company shall use its best efforts to cause its Board of Directors to designate a Compensation Committee and an Audit Committee, to the extent and only to the extent that such committees have not heretofore been designated by the Board of Directors. and to appoint one (1) of the Investor Candidates on each of the Compensation Committee and Audit Committee of the Board of Directors.

     1.2 The Company shall use its best efforts in accordance with Section 1.1 hereof to cause the election as a director of the Company of each director then serving and previously designated pursuant to Section 1.1 if such director is still eligible to serve as a director unless the Investor that designated such person designates another person as its director designee. No Equity Holder shall vote to remove any member of the Board of Directors designated in accordance with Section 1.1 or this Section 1.2 unless the Investor that designated such person so votes and then the other Equity Holders shall likewise so vote.

     1.3 Each Equity Holder hereby grants to and is deemed to have executed in favor of First New England, MorAmerica or NDSBIC, as the case may be, a proxy to vote all of the voting stock of the Company owned by the grantor of the proxy for the election to the Board of Directors of the Company of the Investor Candidates designated by First New England or MorAmerica and NDSBIC, as the case may be, in accordance with Sections 1.1 and 1.2. This proxy is coupled with an interest and is irrevocable by the Equity Holders during the term of this Agreement.

     1.4 The Board of Directors shall meet at least quarterly during the term of the Notes, provided, however, that upon the occurrence and continuation of an Event of Default under the Purchase Agreement, the Requisite Interest of Investors may elect to require that the Board of Directors meet at least once every month. The Investors shall be entitled to at least fourteen (14) days' advance written notice of each regularly scheduled meeting of the Board of

Directors or the shareholders of the Company. Emergency meetings of the Board of Directors may be scheduled with reasonable advance notice of such meetings.

         1.5 (a) The reasonable out-of-pocket costs and expenses incurred by any Investor Candidate in performing his or her duties as a member of the Board of Directors of the Company, including but not limited to reasonable travel and lodging costs incurred in connection with attending meetings of the Board of Directors and stockholders of the Company, shall be reimbursed by the Company promptly upon submission of written invoices therefor documenting such costs and expenses in reasonable detail. In addition, (i) if at any time one of the positions on the Board of Directors reserved for the Investors pursuant to
Section 1.1 hereof are not occupied, the Company shall reimburse any and all reasonable out-of-pocket costs and expenses, including but not limited to reasonable travel and lodging costs, incurred by not more than one (1) alternate director or other representative of the Investors in attending any meeting of the Board of Directors and the stockholders of the Company, and (ii) if at any time both of the positions on the Board of Directors reserved for the Investors pursuant to Sections 1.1 and 1.2 hereof are not occupied, the Company shall reimburse any and all reasonable out-of-pocket costs and expenses, including but not limited to reasonable travel and lodging costs, incurred by not more than two (2) alternate directors or other representatives of the Investors in attending any meeting of the Board of Directors and the stockholders of the Company.

     (b) Each Investor who is not represented on the Board of Directors by an Investor Candidate designated pursuant to Section 1.1 or Section
1.2 as a member of such Board shall have the right to designate an observer to attend meetings of the Company's directors and stockholders. Each such observer shall receive notice of all meetings and access to all information provided the members of the Board of Directors or stockholders, as the case may be, and, subject to Section 1.5(a), shall be permitted to attend such meetings at the expense of the Company, provided that the Company shall not be required to bear such expenses for more than two (2) observers in connection with each such meeting.

        1.6 The Company and the Equity Holders agree that members of the Board of Directors shall not be compensated for their services, but each such member and each designee under Section 1.5 hereof shall be reimbursed for all of his/her reasonable expenses incurred in connection with his/her attendance at meetings of the Board of Directors.

        1.7 For purposes of this Agreement, a "Requisite Interest" at any time means the Investors owning one hundred percent (100%) of the Total Shares (as defined in the Put Agreement) at such time.

     2. Director Indemnification. In the event that any director contemplated by this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its Certificate of Incorporation or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such representation shall be reimbursed by the Company to the extend provided in or authorized by said Certificate of Incorporation or other provision and permitted by applicable law.

  3. Option to Participate in Change of Control.

     3.1 If at any time after February 28, 1999, either (a) the Company receives a bona fide offer to engage in a "Change in Control Event" (as defined in the Put Agreement), or (b) any of the Equity Holders receives a bona fide offer to engage in a "Change in Control Event" (as deemed in the Put Agreement), then:

     (i) the Company or such Equity Holder, as the case may be, shall deliver prompt written notice of the same to the Investors and all other parties to this Agreement, which notice shall set forth in reasonable detail the identity of the offeror and the terms and conditions of such offer;

     (ii) if within forty-five (45) days after receiving such notice, a Requisite Interest of the Investors notifies the Company and the Equity Holders in writing that the Investors desire to give effect to this Section 3.1, then the Company shall, at its option, subject to the requirements of applicable law, either (x) take all necessary and appropriate corporate action to accept the bona fide offer or otherwise consummate the Change in Control Event, or (y) purchase, within fourteen (14) days after receiving such written notice, all of the Warrants and Securities then outstanding for a purchase price per share and upon the same terms and conditions as such bona fide offer; and

     (iii) in the event that a Change of Control Event to be consummated pursuant to clause (x) of Section 3.1(ii) shall result in a sale, transfer or exchange of less than all of the voting stock of the Company (whether through sale, merger, consolidation or otherwise), each Investor shall participate in the sale, transfer or exchange pursuant to the Change of Control Event on a pro rata basis, based upon a fraction, (a) the numerator of which is the sum of (I) the number of shares of Warrant Issuable Stock (as defined in the Put Agreement) for all Warrants held by it, plus (II) the number of shares of all Securities held by it, and (b) the denominator of which is the total number of shares of voting stock to be sold pursuant to such Change of Control Event.

The failure of a Requisite Interest of the Investors to notify the Company in writing of the Investors' desire to give effect to this Section 3.1 within such forty-five (45) day period shall be deemed a waiver by the Investors of this
Section 3.1 solely with respect to such Change of Control Event.

  4. Participation in Senior Management Compensation. (a) In any Change in Control Event, whether or not Section 3.1 hereof is applicable and, if applicable whether or not the Investors have elected to give effect to the provisions of such Section 3.1, each Investor shall be entitled to receive from the Company, in addition to any other consideration which the Investors may receive in such Change in Control Event, an amount equal to the product of (i) the aggregate amount, discounted to present value using a discount rate equal to the rate of interest on the Notes, of "Excess Compensation" (as defined below) to be received by the Company's "Senior Management" (as defined below) on and after the date such Change in Control Event is consummated (the "Closing Date"), multiplied by (ii) a fraction, (A) the numerator of which is the sum of
(I) the number of shares of Warrant Issuable Stock for all Warrants held by such Investor, plus (II) the number of shares of Securities held by such Investor, in each case immediately prior to the Closing Date, and (B) the denominator of which is the sum of (I) the number of shares of the Company's common stock issued and outstanding (including, without limitation, all Securities), plus (II) the number of shares of Warrant Issuable Stock, in each case immediately prior to the Closing Date. Such amount shall be payable to the Investors on the Closing Date.

     (b) For purposes of this Agreement:

         (i) "Excess Compensation" means the aggregate compensation and remuneration (including but not limited to deferred compensation payable in any calendar year after the calendar year in which the Closing Date occurs), other than "Excluded Compensation" (as defined below), to be received by Senior Management on and at any time after the Closing Date, discounted to present value at a discount rate equal to the rate of interest on the Notes;

        (ii) "Excluded Compensation" means an amount equal to the annual base salaries and bonuses actually received by Remaining Senior Management during the twelve (12) months immediately preceding the Closing Date;

       (iii) "Remaining Senior Management" shall mean members of Senior Management who, pursuant to written, non-contingent employment agreements between each such member and the Company or its successor-in-interest will remain employed by the Company or such successor-in-interest on a full-time basis for a period of at least twelve months following the Closing Date; and

        (iv) "Senior Management" means any of the Company's officers, any of the Company's directors, and any of the Company's employees owning two (2%) percent or more of the issued and outstanding common stock of the Company, in each case during the twelve (12) months immediately prior to the Closing Date.

     5. Legally Available Funds.

        (a) If the Company is obligated to make any payment to any Investor pursuant to Sections 3 or 4 hereof (each a "Participation Payment" and collectively the "Participation Payments"), the failure of the Company to have sufficient funds legally available to make any such Participation Payment shall not excuse the Company's failure to make such Participation Payment in accordance with the terms of this Agreement, and the Company shall be and remain liable for the full amount of all sums payable in accordance with the terms hereof until paid in full. However, the provisions of this Section 5 shall not be construed so as to require the

Company to make any Participation Payment other than out of funds legally available therefor under Delaware law; accordingly, if the Company does not at the time such Participation Payment is payable have sufficient funds legally available for such Participation Payment, then the Company shall use those funds that are legally available to partially make such Participation Payment. In the event that a Participation Payment is payable to more than one Investor, all partial payments of Participation Payments shall be made pro rata among the Investors, based upon the allocation formula given in subsection (b) of this
Section 5. At any time thereafter when additional funds of the Company become available, the Company will immediately use such funds to pay all unpaid portions of Participation Payments. Such payment of unpaid Participation Payments shall be made pro rata among the Investors in accordance with the formula given in subsection (b) hereof below to the extent that legally available funds are not then available to fully satisfy all unpaid Participation Payments.

        (b) In the event of any required pro rata payment of Participation Payments among the Investors in accordance with the provisions of subsection
(a) of this Section 5, the amount of such pro rata payment to be made to each Investor entitled thereto shall be the product of (i) the amount of legally available funds, multiplied by (ii) a fraction, (A) the numerator of which is the amount of the unpaid Participation Payment owing to such Investor, and (B) the denominator of which is the total unpaid Participation Payments owing to all Investors.

        (c) If the Company is obligated to make Participation Payments, and if the Company does not have sufficient funds legally available therefore, then the Company shall take any and all action necessary to increase its legally available funds to an amount sufficient therefore, subject, however, to the terms and conditions of the Finance Documents.

     6. Notices. Whenever any party hereto desires or is required to give any notices, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or delivered by a nationally recognized overnight courier, in each case addressed to the parties hereto at their respective addresses set forth in the Purchase Agreement or set forth beneath such party's signature at the end of this Agreement. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

     7. Assignment; Binding Effect; Definitions. Each Investor's rights hereunder may be assigned to any person or entity to whom the Notes, Warrants or Securities are legally transferred. This Agreement shall be binding on the parties hereto and their respective legal representatives, successors and assigns and on the transferees of any Securities now owned or hereafter acquired by them, and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.
Terms herein defined in the singular number shall include the plural, and terms defined in the plural number shall include the singular number, as the context may require. The neuter gender shall also denote the masculine and the feminine where the context so permits. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     8. Entire Agreement; Amendment and Waiver. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations, commitments, agreements and understandings heretofore had between them with respect thereto. This Agreement may be amended, and compliance with any provisions of this Agreement may be omitted or waived, by the written agreement of all parties. A waiver on one occasion shall not constitute a waiver on any further occasion.

     9. Counterparts; Signatories. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original and all of which, together, shall constitute one and the same instrument. Each of the parties hereto agrees that its respective obligations hereunder are not contingent upon the execution of this Agreement by all intended parties hereto. In the event that not all of the intended parties hereto execute this Agreement, this Agreement shall nonetheless be legal and binding upon, and enforceable in accordance with its terms against, each party hereto who has executed a counterpart to this Agreement.

     10. Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of Delaware, including but not limited to the General Corporation Law of the State of Delaware, without regard to its conflict of law rules.

     11. Legend. Each certificate for Securities shall bear a legend stating in substance as follows:

            The shares of stock represented by this certificate are subject to the terms and provisions of an Equity Holders' Agreement dated as of February 29, 1996 among the Company and certain holders of capital stock of the Company, as amended. The Company will furnish a copy of the Equity Holders' Agreement to the holder hereof upon written request and without charge.

     12. Specific Enforcement. The Company acknowledges and agrees that the recovery of money damages will not constitute an adequate remedy for breach of the provisions of this Agreement. Accordingly, the Company agrees that the provisions of this Agreement may be specifically enforced against the Company (in addition to any other remedies available for breach of this Agreement); and the Company hereby waives the defense in any equitable proceeding that there is an adequate remedy at law for any such breach.

     13. Termination.  The provisions of this Agreement shall terminate upon
(i) payment in full of all obligations due under the Notes and (ii) either (A) the expiration of the Warrants (whether as a result of the full exercise thereof or by the teens thereof) or (B) the date upon which the shares issuable upon the full exercise of the Warrants is less than ten percent (10%) of the total shares issuable upon the full exercise of the Warrants on the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                            CENTRUM INDUSTRIES, INC.



                            By:  /s/ George H. Wells
                                 -------------------
                                 George Wells
                                 Its President

                     FIRST NEW ENGLAND CAPITAL
                     LIMITED PARTNERSHIP



                     By:  FINEC Corp., its General Partner


                     By:
                          --------------------------------
                          Richard Klaffky
                          Its President (Duly Authorized)



                     MORAMERICA CAPITAL CORPORATION

                     By: InvestAmerica Investment Advisors, Inc.
                         its Investment Adviser


                     By:  /s/ David Schroder
                          -----------------------------
                          David Schroder, its President
                          (Duly Authorized)

                                     NORTH DAKOTA SMALL BUSINESS
                                     INVESTMENT COMPANY, A NORTH
                                     DAKOTA LIMITED PARTNERSHIP

                                     By:  InvestAmerica ND Management, Inc.,
                                           its Investment Adviser



                                     By:  /s/ David Schroder
                                          -----------------------------------
                                          David Schroder, its President
                                          (Duly Authorized)





                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     FIRST NEW ENGLAND CAPITAL
                                     LIMITED PARTNERSHIP


                                     By:  FINEC Corp., its General Partner


                                     By:   /s/ Richard Klaffky
                                          --------------------------------
                                          Richard Klaffky
                                          Its President (Duly Authorized)



                                     MORAMERICA CAPITAL CORPORATION

                                     By: InvestAmerica Investment Advisors,
                                         Inc., its Investment Adviser


                                     By:
                                         -----------------------------
                                         David Schroder, its President
                                         (Duly Authorized)


                                     NORTH DAKOTA SMALL BUSINESS
                                     INVESTMENT COMPANY, A NORTH
                                     DAKOTA LIMITED PARTNERSHIP


                                     By: InvestAmerica ND Management, Inc., its
                                         Investment Adviser


                                     By:  /s/ David Schroder
                                         --------------------------------------
                                         David Schroder, its President
                                         (Duly Authorized)



                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     /s/ George H. Wells
                                     George H. Wells
                                     ---------------
                                     Name (Print):
                                     Address: 10707 Obee Road
                                     Whitehouse, OH  43571
                                     ----------------------------------
                                     ----------------------------------


                                      /s/ John R. Ayling
                                     John R. Ayling
                                     --------------
                                     Name (Print):
                                     Address:
                                             ---------------------------
                                     1400 Rivercrest
                                     Perrysburg, OH  43551

                                     -----------------------------------


                                     /s/ David L. Hart
                                     -----------------
                                     Name (Print):  David L. Hart
                                     Address:
                                             ---------------------------
                                     2520 Middlesex Dr.
                                     Toledo, OH  43606

                                     -----------------------------------


                                     /s/Thomas E. Seiple
                                     -------------------
                                     Name (Print): Thomas E. Seiple
                                     Address:
                                     26570 Carrington Blvd.
                                     Perrysburg, Ohio  43551

                                     -----------------------------------



                                     /s/ William C. Davis
                                     --------------------
                                     Name (Print):  William C. Davis
                                     Address:
                                              ---------------------------

                                      -----------------------------------

                                      -----------------------------------

                                      -----------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------



                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------



                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------



                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     /s/ Robert J. Fulton
                                     --------------------
                                     Name (Print):  Robert J. Fulton
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------




                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------

                                     ---------------------------------
                                     Name (Print):
                                     Address:
                                             -------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------